UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2008

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 277-6661 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On February 7, 2008, Molson Coors Brewing Company (the “Company”) announced that its subsidiary, Coors Brewing Company, commenced a cash tender offer (the “Offer”) to purchase any and all of the 6.375% Senior Notes due 2012 issued by Coors Brewing Company.  The press release announcing the Offer is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The Offer to Purchase, dated February 7, 2008, is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.  The Offer to Purchase contains information regarding the formation of MillerCoors LLC, the previously announced joint venture between the United States and Puerto Rico operations of each of the Company and SABMiller plc.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this document and the materials accompanying this document are forward-looking statements.  Forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company or the Company’s industry’s actual results, level of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.  The forward-looking statements contained in this document are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the Company’s plans, intentions, beliefs or current expectations.  Among the important factors that could cause actual results to differ materially from those indicated by forward-looking statements are the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the Fiscal year ended December 31, 2006 and in the Company’s other filings with the SEC. Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated February 7, 2008

99.2	Offer to Purchase dated February 7, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: February 7, 2008	By:	/s/ Samuel D. Walker
Samuel D. Walker Chief Legal Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 7, 2008

99.2	Offer to Purchase dated February 7, 2008